VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
Available 24 hours
Most Cost Effective

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
Available 24 hours

VOTE BY MAIL
Vote, sign and date this
Proxy Card and return in the postage
-paid envelope

Please detach at perforation before mailing.

PROXY                                                                                  AQUILA GROUP OF FUNDS                                                                                  PROXY
TAX-FREE FUND OF COLORADO
Proxy for Special Meeting of Shareholders – September 17, 2013
Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Tax-Free Fund of Colorado (the “Fund”) whose signature(s) appear(s) below does/do hereby appoint DIANA P. HERRMANN and CHARLES E. CHILDS, III, or either of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the Fund to be held on Tuesday, September 17, 2013 at the offices of Bingham McCutchen LLP, 399 Park Avenue, New York, New York at 10:00 a.m. Eastern Time,  and all adjournments or postponements thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side.  Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

The Board of Trustees recommends a vote FOR the Proposal.  The shares represented hereby will be voted as indicated on the reverse or FOR if no choice is indicated. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Meeting or any adjournments or postponements thereof.
]
VOTE VIA THE TELEPHONE: 1-800-337-3503 VOTE VIA THE INTERNET: www.proxy-direct.com
999 9999 9999 999

Note: PLEASE SIGN EXACTLY AS YOUR NAMES(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such.
____ Signature ____ Signature ____ Date

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Aquila Group of Funds
Tax-Free Fund of Colorado Shareholder Meeting to Be Held on September 17, 2013.
The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/______

PLEASE VOTE TODAY
BY INTERNET (www.proxy-direct.com)
or
BY PHONE (1-800-337-3503)
or
BY MAIL (Please sign and date before mailing)
Please detach at perforation before mailing.

Please read the proxy statement prior to voting.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:
TAX-FREE FUND OF COLORADO SPECIAL MEETING

1.  To approve an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of Tax-Free Fund of Colorado, in exchange for shares of Aquila Tax-Free Fund of Colorado, a series of Aquila Municipal Trust, to be distributed to the shareholders of Tax-Free Fund of Colorado, and (ii) the subsequent liquidation and dissolution of Tax-Free Fund of Colorado.
FOR AGAINST ABSTAIN

HAS YOUR ADDRESS CHANGED	DO YOU HAVE ANY COMMENTS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
Available 24 hours
Most Cost Effective

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
Available 24 hours

VOTE BY MAIL
Vote, sign and date this
Proxy Card and return in the postage
-paid envelope

Please detach at perforation before mailing.

PROXY                                                                                  AQUILA GROUP OF FUNDS                                                                                  PROXY
CHURCHILL TAX-FREE FUND OF KENTUCKY
Proxy for Special Meeting of Shareholders – September 17, 2013
Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Churchill Tax-Free Fund of Kentucky (the “Fund”) whose signature(s) appear(s) below does/do hereby appoint DIANA P. HERRMANN and CHARLES E. CHILDS, III, or either of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the Fund to be held Tuesday, September 17, 2013 at the offices of Bingham McCutchen LLP, 399 Park Avenue, New York, New York at 10:00 a.m. Eastern Time, and all adjournments or postponements thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side.  Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

The Board of Trustees recommends a vote FOR the Proposal.  The shares represented hereby will be voted as indicated on the reverse or FOR if no choice is indicated. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Meeting or any adjournments or postponements thereof.
]
VOTE VIA THE TELEPHONE: 1-800-337-3503 VOTE VIA THE INTERNET: www.proxy-direct.com
999 9999 9999 999

Note: PLEASE SIGN EXACTLY AS YOUR NAMES(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such.
____ Signature ____ Signature ____ Date

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Aquila Group of Funds
Churchill Tax-Free Fund of Kentucky Shareholder Meeting to Be Held on September 17, 2013.
The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/______

PLEASE VOTE TODAY
BY INTERNET (www.proxy-direct.com)
or
BY PHONE (1-800-337-3503)
or
BY MAIL (Please sign and date before mailing)
Please detach at perforation before mailing.

Please read the proxy statement prior to voting.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:
CHURCHILL TAX-FREE FUND OF KENTUCKY SPECIAL MEETING

1.  To approve an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of Churchill Tax-Free Fund of Kentucky, in exchange for shares of Aquila Churchill Tax-Free Fund of Kentucky, a series of Aquila Municipal Trust, to be distributed to the shareholders of Churchill Tax-Free Fund of Kentucky, and (ii) the subsequent liquidation and dissolution of Churchill Tax-Free Fund of Kentucky.
FOR AGAINST ABSTAIN

HAS YOUR ADDRESS CHANGED	DO YOU HAVE ANY COMMENTS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
Available 24 hours
Most Cost Effective

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
Available 24 hours

VOTE BY MAIL
Vote, sign and date this
Proxy Card and return in the postage
-paid envelope

Please detach at perforation before mailing.

PROXY                                                                                  AQUILA GROUP OF FUNDS                                                                                  PROXY
AQUILA NARRAGANSETT TAX-FREE INCOME FUND
Proxy for Special Meeting of Shareholders – September 17, 2013
Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Aquila Narragansett Tax-Free Income Fund (the “Fund”) whose signature(s) appear(s) below does/do hereby appoint DIANA P. HERRMANN and CHARLES E. CHILDS, III, or either of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the Fund to be held Tuesday, September 17, 2013 at the offices of Bingham McCutchen LLP, 399 Park Avenue, New York, New York at 10:00 a.m. Eastern Time, and all adjournments or postponements thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side.  Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

The Board of Trustees recommends a vote FOR the Proposal.  The shares represented hereby will be voted as indicated on the reverse or FOR if no choice is indicated. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Meeting or any adjournments or postponements thereof.
]
VOTE VIA THE TELEPHONE: 1-800-337-3503 VOTE VIA THE INTERNET: www.proxy-direct.com
999 9999 9999 999

Note: PLEASE SIGN EXACTLY AS YOUR NAMES(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such.
____ Signature ____ Signature ____ Date

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Aquila Group of Funds
Aquila Narragansett Tax-Free Income Fund Shareholder Meeting to Be Held on September 17, 2013.
The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/______

PLEASE VOTE TODAY
BY INTERNET (www.proxy-direct.com)
or
BY PHONE (1-800-337-3503)
or
BY MAIL (Please sign and date before mailing)
Please detach at perforation before mailing.

Please read the proxy statement prior to voting.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:
AQUILA NARRAGANSETT TAX-FREE INCOME FUND SPECIAL MEETING

1.  To approve an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of Aquila Narragansett Tax-Free Income Fund, in exchange for shares of Aquila Narragansett Tax-Free Income Fund, a series of Aquila Municipal Trust, to be distributed to the shareholders of Aquila Narragansett Tax-Free Income Fund, and (ii) the subsequent liquidation and dissolution of Aquila Narragansett Tax-Free Income Fund.
FOR AGAINST ABSTAIN

HAS YOUR ADDRESS CHANGED	DO YOU HAVE ANY COMMENTS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
Available 24 hours
Most Cost Effective

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
Available 24 hours

VOTE BY MAIL
Vote, sign and date this
Proxy Card and return in the postage
-paid envelope

Please detach at perforation before mailing.

PROXY                                                                                  AQUILA GROUP OF FUNDS                                                                                  PROXY
TAX-FREE FUND FOR UTAH
Proxy for Special Meeting of Shareholders – September 17, 2013
Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Tax-Free Fund For Utah (the “Fund”) whose signature(s) appear(s) below does/do hereby appoint DIANA P. HERRMANN and CHARLES E. CHILDS, III, or either of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the Fund to be held on Tuesday, September 17, 2013 at the offices of Bingham McCutchen LLP, 399 Park Avenue, New York, New York at 10:00 a.m. Eastern Time, and all adjournments or postponements thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side.  Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

The Board of Trustees recommends a vote FOR the Proposal.  The shares represented hereby will be voted as indicated on the reverse or FOR if no choice is indicated. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Meeting or any adjournments or postponements thereof.
]
VOTE VIA THE TELEPHONE: 1-800-337-3503 VOTE VIA THE INTERNET: www.proxy-direct.com
999 9999 9999 999

Note: PLEASE SIGN EXACTLY AS YOUR NAMES(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such.
____ Signature ____ Signature ____ Date

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Aquila Group of Funds
Tax-Free Fund For Utah Shareholder Meeting to Be Held on September 17, 2013.
The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/______

PLEASE VOTE TODAY
BY INTERNET (www.proxy-direct.com)
or
BY PHONE (1-800-337-3503)
or
BY MAIL (Please sign and date before mailing)
Please detach at perforation before mailing.

Please read the proxy statement prior to voting.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:
TAX-FREE FUND FOR UTAH SPECIAL MEETING

1.  To approve an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of Tax-Free Fund For Utah, in exchange for shares of Aquila Tax-Free Fund For Utah, a series of Aquila Municipal Trust, to be distributed to the shareholders of Tax-Free Fund For Utah, and (ii) the subsequent liquidation and dissolution of Tax-Free Fund For Utah.
FOR AGAINST ABSTAIN

HAS YOUR ADDRESS CHANGED	DO YOU HAVE ANY COMMENTS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.